UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

                        (a)

                        ExxonMobil held its Annual Meeting of Shareholders on May 27, 2015, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders.  Percentages are based on the total votes cast.  Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

                        (b)

The shareholders elected each of the Board's twelve director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes
Michael J. Boskin	2,544,165,654	96.4	95,118,309	867,006,006
Peter Brabeck-Letmathe	2,594,079,858	98.3	45,203,259	867,006,006
Ursula M. Burns	2,559,382,893	97.0	79,898,164	867,006,006
Larry R. Faulkner	2,604,106,991	98.7	35,149,585	867,006,006
Jay S. Fishman	2,503,023,766	94.8	136,237,804	867,006,006
Henrietta H. Fore	2,584,341,983	97.9	54,918,676	867,006,006
Kenneth C. Frazier	2,571,984,317	97.5	67,291,213	867,006,006
Douglas R. Oberhelman	2,597,282,737	98.4	41,988,210	867,006,006
Samuel J. Palmisano	2,532,261,623	95.9	106,996,523	867,006,006
Steven S Reinemund	2,588,220,488	98.1	51,054,911	867,006,006
Rex W. Tillerson	2,527,608,351	95.8	111,661,456	867,006,006
William C. Weldon	2,538,643,964	96.2	100,627,978	867,006,006

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,454,925,865	99.1%
Votes Cast Against:	30,894,925	0.9%
Abstentions:	20,369,070
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	2,344,368,067	90.1%
Votes Cast Against:	257,066,076	9.9%
Abstentions:	37,790,583
Broker Non-Votes:	867,006,006

The shareholders voted as set forth below on eight shareholder proposals:

Independent Chairman:

Votes Cast For:	881,791,568	33.8%
Votes Cast Against:	1,725,409,362	66.2%
Abstentions:	31,982,771
Broker Non-Votes:	867,006,006

Proxy Access Bylaw:

Votes Cast For:	1,284,789,280	49.4%
Votes Cast Against:	1,316,119,928	50.6%
Abstentions:	38,358,919
Broker Non-Votes:	867,006,006

Climate Expert on Board:

Votes Cast For:	513,095,754	21.0%
Votes Cast Against:	1,932,262,742	79.0%
Abstentions:	193,919,159
Broker Non-Votes:	867,006,006

Board Quota for Women:

Votes Cast For:	109,222,723	4.3%
Votes Cast Against:	2,423,269,673	95.7%
Abstentions:	106,784,317
Broker Non-Votes:	867,006,006

Report on Compensation for Women:

Votes Cast For:	147,986,953	5.8%
Votes Cast Against:	2,387,447,345	94.2%
Abstentions:	103,853,691
Broker Non-Votes:	867,006,006

Report on Lobbying:

Votes Cast For:	533,822,250	21.0%
Votes Cast Against:	2,005,303,760	79.0%
Abstentions:	100,148,727
Broker Non-Votes:	867,006,006

Greenhouse Gas Emissions Goals:

Votes Cast For:	240,283,020	9.6%
Votes Cast Against:	2,263,784,694	90.4%
Abstentions:	135,197,582
Broker Non-Votes:	867,006,006

Report on Hydraulic Fracturing:

Votes Cast For:	622,080,882	24.9%
Votes Cast Against:	1,880,284,684	75.1%
Abstentions:	136,880,896
Broker Non-Votes:	867,006,006

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 1, 2015	By:	/s/ David S. Rosenthal
---------------------------------------------
		Name:	David S. Rosenthal
		Title:	Vice President, Controller and
Principal Accounting Officer